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                                Exhibit No. 10.58



                   Form of Note Purchase Agreement between the
                  Company and the Purchasers of 10% Convertible
                     Notes (Exhibits and Schedules Omitted).






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                             NOTE PURCHASE AGREEMENT


         THIS AGREEMENT ("Agreement") is made this ___ day of April 1998, between Consolidated Capital of North America, Inc., a Colorado corporation (the "Company") and the entities set forth on Schedule I hereto (hereinafter referred to collectively as the "Purchasers" and individually a "Purchaser").


                                     RECITAL

         WHEREAS, the Company has authorized the issuance and sale of the Company's 10% Convertible Notes up to an aggregate principal amount of $5,000,000 having the terms set forth in Exhibit A attached hereto (the "Notes"); and

         WHEREAS, each Purchaser desires to purchase the Notes set forth on
Schedule I hereto.

         NOW, THEREFORE, in consideration of the foregoing and of the terms and conditions contained in this Agreement, the Company and each Purchaser agree as follows:

         1. PURCHASE AND SALE OF NOTES. Subject to the terms and conditions contained in this Agreement, at the Closing (as hereinafter defined) each Purchaser shall purchase from the Company and the Company shall sell to each Purchaser the Notes set forth on Schedule I hereto.

         2.    CLOSING.

         2.1 Date of Closing. The closing of the purchase and sale of the Notes (the "Closing") shall take place on April __, 1998 or such other day as agreed to by the parties (the "Closing Date").

         2.2 Items to be Delivered to Purchaser. The following shall be delivered by the Company to each Purchaser on the Closing Date:

               (a) the Notes purchased by such Purchaser;

               (b) a legal opinion of counsel to the Company covering the due execution, delivery and binding effect of this Agreement and the Notes; and

               (c) a certificate of the secretary or an assistant secretary of the Company certifying (i) an attached complete and correct copy of its articles of incorporation, (ii) an attached complete and correct copy of its bylaws, and (iii) an attached complete and correct copy of resolutions duly adopted by its board of directors authorizing the execution, delivery and performance of this Agreement and the Notes.

         2.3 Items to be Delivered to the Company. The following shall be delivered by each Purchaser to the Company on the Closing Date:

               (a) The purchase price set forth on Schedule I by wire transfer to the account designated by the Company.


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         3.       REPRESENTATIONS AND WARRANTIES.

         3.1 Representations and Warranties of the Company. The Company represents and warrants that as of the date of this Agreement:

                  (a) Existence. The Company is a corporation duly organized and in good standing under the laws of the State of Colorado and is duly qualified to do business and is in good standing in all states where such qualification is necessary, except for those jurisdictions in which the failure to qualify would not, in the aggregate, have a material adverse effect on the Company's financial condition, results of operations or business.

                  (b) Authority. The execution and delivery by the Company of this Agreement and the Notes (i) are within the Company's corporate powers; (ii) are duly authorized by the Company's board of directors;
         (iii) are not in contravention of the terms of the Company's certificate of incorporation or bylaws; (iv) are not in contravention of any law or laws; (v) except for the filing of a Form D Notice with the Securities and Exchange Commission and any exemption filing related thereto which may be required pursuant to applicable state securities or "blue sky" laws, do not require any governmental consent, registration or approval; (vi) do not contravene any contractual or governmental restriction binding upon the Company; and (vii) will not result in the imposition of any lien, charge, security interest or encumbrance upon any property of the Company under any existing indenture, mortgage, deed of trust, loan or credit agreement or other material agreement or instrument to which the Company is a party or by which the Company or any of the Company's property may be bound or affected.

                  (c) Binding Effect. This Agreement and the Notes have been duly authorized, executed and delivered by the Company and constitute the valid and legally binding obligation of the Company, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (d) Capitalization. The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, par value $.0001 per share, 17,975,756 shares of which are issued and outstanding and 10,000,000 shares of Preferred Stock, par value $.01 per share, of which the following Preferred Shares are authorized, issued and outstanding: Series A Preferred Shares, par value $1.00 per share, authorized 1,000,000 shares, 744,000 shares issued and outstanding; Series B Preferred Shares, par value $1.00 per share, authorized 1,000,000 shares, 449,000 shares issued and outstanding; Series C Preferred Shares, stated value $10,000 per share, authorized 200 shares, 200 shares issued and outstanding. The shares of common stock issuable upon conversion of the Notes (the "Conversion Shares") and the shares of common stock issuable in lieu of cash interest payments on the Notes (the "Interest Shares" and together with the Conversion Shares, the "Shares") have been duly and validly authorized and reserved for issuance and, when issued and delivered in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable. All outstanding securities of the Company that are convertible into Common Shares of the Company, and all securities of the Company that have registration rights, are set forth on Schedule 3.1(d) attached hereto.

                  (e) SEC Documents. The Company has furnished each Purchaser with a true and complete copy of the Company's Report on Form 8-K filed on January 27, 1998, as amended on




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         January 29, 1998 and March 27, 1998, Report on Form 8-K filed on
         January 28, 1998 as amended on January 29, 1998, Report on Form 8-K filed on March 3, 1998 and the Company's Form 10-KSB for the fiscal year ended December 31, 1997 (the "Disclosure Documents"). Except as disclosed in the Disclosure Documents, since December 31, 1997 the Company has not incurred any material liability except in the ordinary course of its business consistent with past practice and there has not been any change in the business, financial condition or results of operations of the Company which has had a material adverse effect on the Company. Since January 1, 1997, the Company has filed with the Securities and Exchange Commission (the "SEC") all documents required to be filed pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder. As of its dates, the Disclosure Documents complied in all material respects with the requirements of the Exchange Act, and the rules and regulations of the SEC thereunder applicable to such Disclosure Documents, and the Disclosure Documents did not contain any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Disclosure Documents (the "Financial Statements") comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto. The Financial Statements are accurate, complete and have been prepared in accordance with the books and records of the Company and in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto and fairly present (subject, in the case of the unaudited statements, to normal, recurring audit adjustments that are not material) the consolidated financial position of the Company as at the dates thereof and the consolidated results of its operations and cash flows for the periods then ended.

                  (f) Litigation. There is neither pending nor, to the Company's knowledge and belief, threatened any action, suit, proceeding or claim, or any basis therefor, to which the Company is or may be named as a party or its property is or may be subject or which calls into question any of the transactions contemplated by this Agreement.

                  (g) Securities Matters. Subject to the accuracy of the representations of the Purchaser set forth in Section 3.2 hereof, the offer, sale and issuance of the Notes and the Shares as contemplated by this Agreement are exempt from the registration requirements of the Securities Act of 1933 as amended (the "Securities Act"). The Company has complied and will comply with all applicable state "blue sky" or securities laws in connection with the offer, sale and issuance of the Notes and the Shares as contemplated by this Agreement.

         3.2 Representations and Warranties of the Purchasers. Each Purchaser represents and warrants that as of the date of the execution of this
Agreement:

                  (a) Authorization. This Agreement constitutes a valid and legally binding obligation of such Purchaser.

                  (b) Investment Representations (i) The Purchaser has received and reviewed the Company's Disclosure Documents and the Purchaser or the Purchaser's designated representatives have concluded a satisfactory due diligence investigation of the Company and have had an opportunity to have all their questions regarding the Company satisfactorily answered.

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                           (ii)   The Purchaser acknowledges that the Notes and
                  the Shares are speculative and involve a high degree of risk and the Purchaser represents that it is able to sustain the loss of the entire amount of its investment.

                           (iii) The Purchaser (or its members and/or officers) has previously invested in unregistered securities and has sufficient financial and investing expertise to evaluate and understand the risks of the Notes and the Shares.

                           (iv) The Purchaser has received from the Company, and is relying on, no representations (except as set forth in this Agreement) or projections with respect to the Company's business and prospects.

                           (v) The Purchaser is an "accredited investor" within the meaning of Regulation D under the Securities Act.

                           (vi) The Purchaser is acquiring the Notes and the Shares for investment purposes only without intent to distribute the same, and acknowledges that the Notes and the Shares have not been registered under the Securities Act and applicable state securities laws, and accordingly, constitute "restricted securities" for purposes of the Securities Act and such state securities laws.

                           (vii) The Purchaser acknowledges that it will not be able to transfer the Notes and the Shares except upon compliance with the registration requirements of the Securities Act and applicable state securities laws or exemptions therefrom.

                           (viii) The certificates and/or instruments evidencing
                  the Notes and the Shares will contain a legend to the foregoing effect.


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         4.       REGISTRATION RIGHTS.

         4.1 Registration of Shares. (a) The Company shall prepare and file with the SEC a registration statement as soon as practical, which registration statement shall include the Shares, and shall thereafter use its best efforts to have such registration statement declared effective within 90 days after the Closing Date (the "Target Date") and remain effective until the earlier of the date on which all the Shares are sold or two years after the Closing Date (the "Effective Period"). The Company shall prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective throughout the Effective Period and to comply with the provisions of the Securities Act with respect to the sale or other disposition of the Shares covered by such registration statement whenever the Purchaser shall desire to sell or otherwise dispose of the same.

                  (b) If a registration statement covering all Shares is not effective by the Target Date, the Company shall pay to the Purchasers as liquidated damages an aggregate amount equal to one and one half percent (1 1/2%) of the total purchase price of the Notes for each thirty (30) day period following the Target Date until such time as the registration statement is declared effective. The payment set forth above shall be pro-rated daily as to any period of less than thirty
         (30) days. Such payment shall be made to each Purchaser by cashier's check or wire transfer in immediately available funds to such account as shall be designated in writing by the Purchaser and shall be paid irrespective of the amount of Shares held by Purchaser on the Target Date and thereafter.

                  (c) If the effectiveness of the Registration Statement is suspended or a current prospectus meeting the requirements of Section 10 of the Act is not available for delivery by the Purchaser for a period of more than thirty (30) days (either referred to herein as a "suspension"), the Company shall pay to the Purchasers as liquidated damages an aggregate amount equal to one and one half percent (1 1/2%) of the total purchase price of the Notes for each thirty (30) day period following the initial thirty (30) days of the suspension. Such amounts shall be pro-rated daily and paid to each Purchaser by cashier's check or wire transfer in immediately available funds to such account as shall be designated in writing by the Purchaser.

                  (d) Any amount payable pursuant to the foregoing provisions shall be delivered on or before the fifth (5th) day following the end of the calendar month in which such payment or delivery obligation arose.

                  (e) The Company shall file a request for acceleration of effectiveness of the registration statement within five days after it has received a no review/no further comment determination from the SEC.

         4.2 Participation in Registered Offerings ("Piggyback Rights" for Shares). If the Company at any time after the date of this Agreement and prior to the second anniversary of this Agreement proposes or is required to register any of its shares or other equity securities for public sale for cash under the Securities Act (other than on Forms S-4 or S-8 or similar registration forms), it will at each such time or times give written notice to the Purchaser of its intention to do so. Upon the written request of the Purchaser given within twenty (20) days after receipt of any such notice, the Company shall use its best efforts to cause to be included in such registration any Shares held by the Purchaser or Shares obtainable upon conversion of the Note and requested to be registered under the Securities Act and any applicable



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state securities laws; provided, that if the managing underwriter advises that less than all of the shares to be registered should be offered for sale so as not materially and adversely to affect the price or salability of the offering being registered by the Company, the Purchaser (but not the Company to the extent it desires to include shares for its own account) shall reduce the number of its shares to be included in the registration statement as required by the underwriter to the extent requisite to permit the sale or other disposition (in accordance with the intended method of disposition thereof as aforesaid) by the prospective seller or sellers of the securities so registered. The registration requested pursuant to this Section 4.2 is referred to herein as the "Piggyback Registration".

         4.3 Obligations of the Purchaser. It shall be a condition precedent to the obligation of the Company to register any Shares pursuant to this Section 4 that Purchaser shall furnish to the Company such information regarding the Shares held and the intended method of disposition thereof and other information concerning the Purchaser as the Company shall reasonably request and as shall be required in connection with the registration statement to be filed by the Company. If after a registration statement becomes effective the Company advises the Purchaser that the Company considers it appropriate to amend or supplement the applicable registration statement, the Purchaser shall suspend further sales of the Shares until the Company advises the Purchaser that such registration statement has been amended or supplemented.

         4.4 Registration Proceedings. Whenever the Company is required by the provisions of this Section 4 to effect the registration of the Shares under the Securities Act, the Company shall:

                  (i) Prepare and file with the SEC a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective;

                  (ii) Prepare and file with the SEC such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective;

                  (iii) Furnish to the Purchaser and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

                  (iv) Use its best efforts to register or qualify the securities covered by such registration statement under such state securities or Blue Sky Laws of such jurisdictions as the Purchaser may reasonably request within twenty (20) days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

                  (v) Notify the Purchaser, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

                  (vi) Notify the Purchaser promptly of any request by the SEC for the amending or




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                           supplementing of such registration statement or
                           prospectus or for additional information; and

                  (vii) Prepare and promptly file with the SEC and promptly notify the Purchaser of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. Notwithstanding any provision herein to the contrary, the Company shall not be required to amend, supplement, or update a prospectus contained in any registration statement if to do so would result in an unduly burdensome expense to the Company.

         4.5 Expenses. With respect to the inclusion of the Shares in a registration statement pursuant to this Section 4, all registration expenses, fees, costs and expenses of and incidental to such registration, inclusion and public offering in connection therewith shall be borne by the Company; provided, however, that the Purchaser shall bear its own professional fees and pro rata share of the underwriting discount and commissions. The fees, costs and expenses of registration to be borne by the Company shall include, without limitation, all registration, filing, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the Company and/or selling security holders are required to bear such fees and disbursements), and all legal fees and disbursements and other expenses of complying with state securities or Blue Sky Laws of any jurisdiction in which the securities to be offered are to be registered or qualified.

         4.6 Indemnification of the Holder. Subject to the conditions set forth below, in connection with any registration of the Shares pursuant to this
Section 4, the Company agrees to indemnify and hold harmless the Purchaser, any underwriter for the Company or acting on behalf of the Purchaser and each person, if any, who controls the Purchaser, within the meaning of Section 15 of the Securities Act, as follows:

                  (i) Against any and all loss, claim, damage and expense whatsoever arising out of or based upon (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending any litigation, commenced or threatened, or any claim whatsoever based upon) any untrue or alleged untrue statement of a material fact contained in any preliminary prospectus (if used prior to the effective date of the registration statement), the registration statement or the prospectus (as from time to time amended and supplemented), or in any application or other document executed by the Company or based upon written information furnished by the Company filed in any jurisdiction in order to qualify the Company's securities under the securities laws thereof, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or any other violation of applicable federal or state statutory or regulatory requirements or limitations relating to action or inaction by the Company in the course of preparing, filing, or implementing such registered offering; provided, however, that the indemnity agreement contained in this section shall not apply to any loss, claim, damage, liability or action arising out of or based upon any untrue or alleged untrue statement or omission made in reliance upon and in conformity with any information furnished in writing to the Company by or on behalf of the Purchaser expressly for use in connection therewith or arising out of any action or inaction of the Purchaser;

                  (ii) Subject to the proviso contained in Subsection (i) above, against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, commenced or threatened, or of any claim whatsoever based upon any untrue statement or omission (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any such litigation or claim) if such settlement is effected with the written consent of the Company; and

                  (iii) In no case shall the Company be liable under this indemnity agreement with respect to any claim made against such seller, underwriter or any such controlling person unless the Company shall be notified, by letter or by facsimile confirmed by letter, of any action commenced against such persons, promptly after such person shall have been served with the summons or other legal process giving information as to the nature and basis of the claim. The failure to so notify the Company, if prejudicial in any material respect to the Company's ability to defend such claim, shall relieve the Company from its liability to the indemnified person under this
                           Section 4, but only to the extent that the Company was prejudiced. The failure to so notify the Company shall not relieve the Company from any liability which it may have otherwise than on account of this indemnity agreement. The Company shall be entitled to participate at its own expense in the defense of any suit brought to enforce any such claim, but if the Company elects to assume the defense, such defense shall be conducted by counsel chosen by it, provided such counsel is reasonably satisfactory to the sellers or controlling persons, defendants in any suit so brought. In the event the Company elects to assume the defense of any such suit and retain such counsel, the sellers, underwriter or controlling persons, defendants in the suit, shall, after the date they are notified of such election, bear the fees and expenses of any counsel thereafter retained by them, as well as any other expenses thereafter incurred by them in connection with the defense thereof; provided, however, that if the sellers, underwriter or controlling persons reasonably believe that there may be available to them any defense or counterclaim different than those available to the Company or that representation of such sellers, underwriters or controlling persons by counsel for the Company presents a conflict of interest for such counsel, then such sellers, underwriter and controlling person shall be entitled to defend such suit with counsel of their own choosing and the Company shall bear the fees, expenses and other costs of such separate counsel.

         4.7 Indemnification of the Company. Each Purchaser agrees to indemnify and hold harmless the Company, each underwriter for the offering, and each of their officers and directors and agents and each other person, if any, who controls the Company and underwriter within the meaning of Section 15 of the Securities Act against any and all such losses, liabilities, claims, damages and expenses as are indemnified against by the Company under Section 4.6 above; provided, however, that such indemnification by Purchaser hereunder shall be limited to any losses, liabilities, claims, damages, or expenses to the extent caused by any untrue statement of a material fact or omission of a material fact (required to be stated therein or necessary to make statements therein not misleading), if any made (or in settlement of any litigation effected with the written consent of such sellers, alleged to have been made) in any preliminary prospectus, the registration statement or prospectus or any amendment or supplement thereof or in any application or other document in reliance upon, and in conformity with, written information furnished in respect of such seller by or on behalf of such seller expressly for use in any preliminary prospectus, the registration statement or prospectus or any amendment or supplement thereof or in any such application or other document or arising out of any action or inaction of such seller in implementing such registered offering. Notwithstanding the foregoing, the indemnification obligation of each Purchaser shall not exceed the purchase price of the Notes paid by such Purchaser. In case any action shall be brought against the Company, or any other person so indemnified, in respect of which indemnity may be sought against any seller, such seller shall have the rights and duties given to the Company, and each other person so indemnified shall have the rights and duties given to the Purchaser, by the provisions of Section 4.6. The person indemnified agrees to notify the sellers promptly after the assertion of any claim against the person indemnified in connection with the sale of securities.

         4.8      Contribution. If the indemnification provided for in Sections
4.6 and 4.7 above are unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnified party, on one hand, and such indemnifying party, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, or liabilities (or actions in respect thereof). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnified party, on one hand, or such indemnifying party, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. No person who has committed fraudulent misrepresentation (within the meaning of the Securities
Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

         5.       MISCELLANEOUS.

         5.1      Confidentiality. (a) The Purchaser agrees to keep confidential any and all non-public information delivered or made available to the Purchaser by the Company except for disclosures, as necessary, made by the Purchaser to the Purchaser's officers, directors, employees, agents, counsel and accountants each of whom shall be notified by the Purchaser of this confidentiality covenant and for whom the Purchaser shall be liable in the event of any breach of this covenant by any such individual or individuals; provided, however, that nothing herein shall prevent the Purchaser from disclosing such information (a) upon the order of any court or administrative agency, (b) upon the request or demand of any regulatory agency or authority having jurisdiction over the Purchaser, (c) which has been publicly disclosed or (d) to any of its members provided that any such members agree in writing (with a copy provided to the Company) to be bound by confidentiality provisions in form and substance substantially as are contained herein. In the event of a mandatory disclosure as described in clause
(a) and/or (b) of the preceding sentence, the Purchaser shall promptly notify the Company in writing of any applicable order, request or demand for such information, cooperate with the Company if and to the extent that the Company elects to seek an appropriate protective order or other relief from such order, request, or demand, and disclose only the minimal amount of information ultimately required to be disclosed. The Purchaser shall not use for its own benefit, nor permit any other person to use for such person's benefit, any of the Company's non-public information including, without limitation, in connection with the purchase and/or sale of the Company's securities.

                  (b) The Company shall in no event disclose non-public information to the Purchaser, advisors to or representatives of the Purchaser unless prior to disclosure of such information the Company marks such information as "Non-Public Information - Confidential" and provides the Purchaser, such advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. The Company may, as a condition to disclosing any non-public information hereunder, require the Purchaser's advisors and representatives to enter into a confidentiality agreement in form reasonably satisfactory to the Company and the Purchaser.

                  (c) Nothing herein shall require the Company to disclose non-public information to the Purchaser or its advisors or representatives, and the Company represents that it does not disseminate non-public information to any Purchasers who purchase stock in the Company in a public offering, to money managers or to securities analysts, provided, however, that notwithstanding anything herein to the contrary, the Company will, as hereinabove provided, immediately notify the advisors and representatives of the Purchaser and, if any, underwriters, of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the Registration Statement would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements, therein, in light of the circumstances in which they were made, not misleading. Nothing herein shall be construed to mean that such persons or entities other than the Purchaser (without the written consent of the Purchaser prior to disclosure of such information) may not obtain non-public information in the course of conducting due diligence in accordance with the terms of this Agreement and nothing herein shall prevent any such persons or entities from notifying the Company of their opinion that based on such due diligence by such persons or entities, that a Registration Statement contains an untrue statement of a material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, nor misleading.

         5.2 Legends. To the extent applicable, each note, certificate or other document evidencing the Notes to be purchased and sold pursuant to this Agreement and any Shares issued shall be endorsed with the legends set forth below, and the Purchaser on behalf of itself and each holder of the Notes covenants that, except to the extent such restrictions are waived by the Company, it shall not transfer the Notes or Shares without complying with the restrictions on transfer described in the legends endorsed on such note or certificate:

                  (a)      The following legend under the Securities Act:

                  "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL AND FROM ATTORNEYS REASONABLY ACCEPTABLE TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

                  (b) If required by the authorities of any state in connection with the issuance or sale of the Note or the Shares, the legend required by such state authority.

         5.3 Costs and Expenses. The Company and each Purchaser shall bear their own costs and expenses in connection with the preparation, execution and delivery of this Agreement and the Notes.

         5.4 Assignability; Successors. The provisions of this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of the parties hereto.

         5.5 Survival. All agreements, covenants, representations and warranties made by the Company or by the Purchaser herein shall survive the execution and delivery of this Agreement.

         5.6 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF COLORADO WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAWS.

         5.7 Counterparts: Headings. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same agreement. The descriptive headings in this Agreement are inserted for convenience of reference only and shall not affect the construction of this Agreement.

         5.8 Entire Agreement, Amendments. This Agreement and the Exhibits contain the entire understanding of the parties with respect to the subject matter hereof, and supersede all other representations and understandings, oral or written, with respect to the subject matter hereof. No amendment, modification, alteration, or waiver of the terms of this Agreement or consent required under the terms of this Agreement shall be effective unless made in a writing, which makes specific reference to this Agreement and which has been signed by the Company and each Purchaser. Any such amendment, modification, alteration, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         5.9 Notices. All communications or notices required or permitted by this Agreement shall be in writing and shall be deemed to have been given or made when delivered in hand, deposited in the mail, or sent by facsimile, with confirmation (if sent by facsimile on a non-business day, receipt shall be deemed to have occurred on the next succeeding business day). Communications or notices shall be delivered personally or by certified or registered mail, postage, or by facsimile and addressed as follows, unless and until either of such parties notifies the other in accordance with this Section of a change of address:

         if to the Company       Consolidated Capital of North America, Inc.
                                 410 17th Street, Suite 400
                                 Denver, Colorado  80202
                                 Att:     Secretary
                                 Tel:     (303) 446-2188
                                 Fax:     (303) 446-5972

         with copies to:         Gallagher, Briody & Butler
                                 212 Carnegie Center, Suite 402
                                 Princeton, New Jersey 08540
                                 Att:     Thomas P. Gallagher
                                 Tel:     (609) 452-6000
                                 Fax:     (609) 452-0090

         if to the Purchasers:   To the address set forth on Schedule I hereto

         5.10 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         5.11 Maximum Interest. It is expressly stipulated and agreed to be the intent of the Company and the Purchaser at all times to comply with the applicable law governing the maximum rate of interest payable on or in connection with all indebtedness and transactions hereunder (or applicable United States federal law to the extent that it permits Purchaser to contract for, charge, take, reserve or receive a greater amount of interest). If the applicable law is ever judicially interpreted so as to render usurious any amount of money or other consideration called for hereunder, or contracted for, charged, taken, reserved or received with respect to any loan or advance hereunder, or if acceleration of the maturity of the Note results in the Company's having paid any interest in excess of that permitted by law, then it is the Company's and the Purchaser's express intent that all excess cash amounts theretofore collected by Purchaser be credited on the principal balance of the Note (or if the Note has been or would thereby be paid in full, refunded to the Company), and the provisions of this Agreement immediately be deemed reformed and the amounts thereafter collectible hereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder. The right to accelerate maturity of the Note does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and the Purchaser does not intend to collect any unearned interest in the event of acceleration.

         IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

                                         CONSOLIDATED CAPITAL
                                         OF NORTH AMERICA, INC,


                                         By: /s/ Donald R. Jackson
                                            ---------------------------
                                            Donald R. Jackson
                                            Secretary and Treasurer


                                            [PURCHASERS]


                                            By: